UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     November 29, 2005 (November 22, 2005)


                               THE STANLEY WORKS
             (Exact Name of Registrant as Specified in its Charter)


      Connecticut                     1-5244                    06-0548860
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                           Identification No.)

                              1000 Stanley Drive
                        New Britain, Connecticut 06053
                   (Address of Principal Executive Offices)


                 Registrant's telephone number: (860) 225-5111
                                _______________

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On November 22, 2005, The Stanley Works (the "Company") consummated an offering of 450,000 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (liquidation amount $1,000 per preferred security) (the "Preferred Securities") through its trust subsidiary, The Stanley Works Capital Trust I (the "Trust"). The Preferred Securities were sold at a price of 100% of liquidation amount (or an aggregate gross price of $450 million).

Indenture, First Supplemental Indenture and the Junior Subordinated Debt Securities underlying the Preferred Securities

         In connection with the sale of the Preferred Securities by the Trust, the Company issued $450,100,000 aggregate principal amount of its 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due December 1, 2045 (the "Junior Subordinated Debt Securities") pursuant to a first supplemental indenture, supplementing an indenture, each dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as indenture trustee (together, the "Indenture"). All of the Junior Subordinated Debt Securities were purchased by the Trust with the proceeds the Trust received from the sale of the Preferred Securities and the Trust Common Securities (as defined below). The Junior Subordinated Debt Securities were sold at a price of 100% of principal amount (or an aggregate gross price of $450.1 million).

         The Junior Subordinated Debt Securities are general unsecured junior subordinated obligations of the Company and are subordinated in right of payment, to the extent set forth in the Indenture, to all existing and future Senior Indebtedness (as defined in the Indenture).

         The Junior Subordinated Debt Securities bear interest from the date of issuance on November 22, 2005 to December 1, 2010 (the "Fixed Rate Period") at the annual rate of 5.902% of their principal amount, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2006. From December 1, 2010, the Junior Subordinated Debt Securities will bear interest at an annual rate reset quarterly of 1.40% plus the highest of the 3-Month LIBOR Rate, the 10-Year Treasury CMT and the 30-Year Treasury CMT (each as defined in the Indenture) for the related quarterly interest accrual period, subject to a limit of 13.25%, payable quarterly on each March 1, June 1, September 1 and December 1, beginning March 1, 2011.

         The Indenture provides that payments of interest are subject to Optional Deferral and Mandatory Deferral provisions. The Company may elect at any time and from time to time to exercise its right of "Optional Deferral" to defer one or more interest payments on the Junior Subordinated Debt Securities. The Company must provide a notice of its election to defer interest no more than 60 and no fewer than 15 days prior to the relevant interest payment date. The Indenture also provides that the Company will be subject to "Mandatory Deferral" and will not be permitted to pay interest on the Junior Subordinated Debt Securities in an amount in excess of the New Common Equity Amount (as defined it the Indenture) on any interest payment date if, on the 30th day prior

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

to such interest payment date, the Company does not meet certain financial ratios. The Indenture requires the Company to pay deferred interest only out of the net proceeds of sales of its common stock. Each of Optional Deferral and Mandatory Deferral may not (i) extend beyond the maturity or earlier redemption of the Junior Subordinated Debt Securities and (ii) continue for more than 10 years, whether because of Optional Deferral or Mandatory Deferral, without all deferred interest being paid in full.

         The Indenture provides that, beginning with the first to occur of (1) the date that is one year after the first interest payment date for which the Company was required to defer interest because of Mandatory Deferral and (2) the date that is five years after the first interest payment date for which the Company deferred interest because of Optional or Mandatory Deferral, the Company must use its commercially reasonable efforts to sell shares of its common stock in an amount that will generate sufficient net proceeds to enable the Company to pay in full all deferred interest.

         The Junior Subordinated Debt Securities are redeemable prior to their maturity (1) in whole, but not in part, at any time prior to December 1, 2010, at a redemption price equal to the greater of (x) 100% of the principal amount of Junior Subordinated Debt Securities being redeemed and (y) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of remaining scheduled payments of principal and interest thereon to December 1, 2010, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 0.25%, plus in each case, all accrued and unpaid interest thereon to but not including the redemption date and (2) in whole or in part, at any time from time to time on or after December 1, 2010 at a redemption price equal to the aggregate principal amount of the Junior Subordinated Debt Securities to be redeemed, plus all accrued and unpaid interest to but not including the redemption date. There are also certain redemption provisions in the event certain tax events occur or the Company and the Trust receive a legal opinion that the Trust may be considered an investment company under the Investment Company Act of 1940, as amended.

         The foregoing description of the Indenture and the Junior Subordinated Debt Securities does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, including the form of Junior Subordinated Debt Securities included therein, copies of which are attached as Exhibits 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

         The holders of Senior Indebtedness do not have any rights to enforce any of the covenants contained in the Indenture, other than those that are contained in Article VI-Subordination that are made expressly for the benefit of such holders.

Guarantee Agreement

         Pursuant to the Preferred Securities Guarantee Agreement, dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as guarantee trustee (the "Guarantee Agreement"), the Company irrevocably and

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

unconditionally has agreed to pay in full on a subordinated basis "guarantee payments" to the holders of the Preferred Securities. To the extent not paid by or on behalf of the Trust, the Company guarantees (1) any accrued and unpaid distributions required to be paid on the Preferred Securities, to the extent that the Trust has funds on hand legally and immediately available therefor at the time; (2) the applicable redemption price with respect to the Preferred Securities called for redemption, to the extent that the Trust has funds on hand legally and immediately available therefor at that time and (3) upon a voluntary or involuntary dissolution, winding-up or liquidation of the Trust (other than in connection with the distribution of the Junior Subordinated Debt Securities held by the Trust to the holders of the Preferred Securities), the lesser of (x) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Preferred Securities, to the extent the Trust has funds on hand legally and immediately available therefor at the time and (y) the amount of assets of the Trust remaining available for distribution to holders of the Preferred Securities after satisfaction of liabilities to creditors of the Trust as required by applicable law. The guarantee constitutes an unsecured obligation of the Company and is subordinate and junior in right of payment to the extent specified in the Guarantee Agreement, to (i) Senior Indebtedness and (ii) the Junior Subordinated Debt Securities.

         The foregoing description of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Agreement, a copy of which is attached as Exhibit 4.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Declaration of Trust and Preferred Securities

         The Preferred Securities were issued pursuant to the Amended and Restated Declaration of Trust, dated November 22, 2005, among the Trust, the Company, HSBC Bank USA, National Association, as property trustee and as Delaware trustee, and the administrative trustees parties thereto (the "Trust Agreement"). Additionally, pursuant to the Trust Agreement, the Trust issued trust common securities (the "Trust Common Securities") with a total liquidation amount of $100,000 to the Company.

         The Trust Agreement does not permit the Trust to issue any securities other than the Preferred Securities and the Trust Common Securities. Both the Preferred Securities and the Trust Common Securities represent undivided beneficial interests in the assets of the Trust. The sole assets of the Trust are the Junior Subordinated Debt Securities. If there is an event of default under the Trust Agreement, the rights of the holders of the Preferred Securities will be entitled to priority in right of payment over the holders of the Trust Common Securities.

         The distribution rates and distribution dates for the Preferred Securities and the Trust Common Securities correspond to the interest payments and interest payment dates on the Junior Subordinated Debt Securities. The amount of funds available to the Trust for distribution to holders of the Preferred Securities is limited to payments under the Junior Subordinated Debt Securities.

         In the event of Optional Deferral or Mandatory Deferral with respect to the Junior Subordinated Debt Securities, distributions on the Preferred Securities will be deferred by the Trust during such interest deferral period. Distributions to which the holders of the Preferred Securities are entitled accumulate additional distributions to the extent of the compounded interest accruing on the Junior Subordinated Debt Securities.

         The Preferred Securities have no stated maturity but must be repaid upon the repayment of the Junior Subordinated Debt Securities at their stated maturity or upon the earlier redemption of the Junior Subordinated Debt Securities. When the Company repays or redeems the Junior Subordinated Debt Securities, the Trust will simultaneously, subject to certain notice requirements, use the proceeds therefrom to redeem a Like Amount (as defined in the Trust Agreement) of the Preferred Securities.

         The foregoing description of the Trust Agreement and the Preferred Securities does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Agreement, including the form of Preferred Security included therein, copies of which are attached as Exhibits
4.9 and 4.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Right Agreement

         In connection with the issuance of the Preferred Securities on November 22, 2005, the Trust and the Company entered into a registration rights agreement (the "Registration Rights Agreement") with Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the initial purchasers of the Preferred Securities for the benefit of the holders of the Preferred Securities.

         In the Registration Rights Agreement, the Trust and the Company have agreed, at their cost, to (i) by the 210th day following the closing of the offering on November 22, 2005, file a registration statement with the Securities and Exchange Commission (the "SEC") with respect to a registered offering to exchange the Preferred Securities for exchange preferred securities (the "Exchange Preferred Securities"), which will have terms substantially identical in all material respects to the Preferred Securities (except that the Exchange Preferred Securities will not contain terms with respect to transfer restrictions and interest rate increases) and (ii) by the 300th day after the closing of the offering of the Preferred Securities, use their best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933, as amended (the "Securities Act"). The Trust and the Company have agreed to keep the exchange offer open for not less than 20 days (or longer if required by applicable law) after the date notice of the exchange offer is mailed to the holders of the Preferred Securities.

         In addition, the Trust and the Company have agreed, in certain limited circumstances, to file a shelf registration statement covering resales of the Preferred Securities and to use their best efforts to cause the shelf registration statement to be declared effective under the Securities Act and to keep effective the shelf registration statement until the earlier of (x) the second anniversary of the closing of the offering of

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

the Preferred Securities or (y) the date on which no securities requiring registration are outstanding.

         The Trust and the Company have also agreed that, if (i) they fail to file a registration statement required by the Registration Rights Agreement by the date specified for such filing; (ii) any such registration statement has not been declared effective by the SEC on or prior to the date specified for such effectiveness; or (iii) the applicable registration statement is declared effective but thereafter ceases to be effective during the periods such registration statement is required to be effective as specified in the Registration Rights Agreement, then the sole remedy to the holders will be that the Company will be required to pay "registration default damages" in respect of the Junior Subordinated Debt Securities at an annual amount representing 0.25% of the liquidation amount of the then-outstanding registrable Preferred Securities, and the Trust will be required to pay corresponding damages on the registrable Preferred Securities. Following the cure of the registration defaults, the accrual of the damages on the Junior Subordinated Debt Securities and the registerable Preferred Securities will cease.

         The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as
Exhibit 4.11 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The description of the terms of the Indenture, the First Supplemental Indenture, the Junior Subordinated Debt Securities, the Guarantee Agreement, the Amended and Restated Declaration of Trust, the Preferred Securities and the Registration Rights Agreement under Item 1.01 above and the Indenture, Form of Junior Subordinated Debt Securities, the Guarantee Agreement, the Trust Agreement, Form of Preferred Securities and the Registration Rights Agreement attached as Exhibits 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11, respectively, to this Current Report on Form 8-K are each incorporated by reference herein.

Item 8.01.  Other Events.

         On November 22, 2005, The Stanley Works issued a press release announcing that it had completed the sale of $450 million of Enhanced Trust Preferred Securities.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


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

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.               Description
         -----------               -----------

         Exhibit 4.5               Indenture, dated November 22, 2005,
                                   between The Stanley Works (the "Company") and HSBC Bank USA, National Association, as indenture trustee

         Exhibit 4.6 First Supplemental Indenture, dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as indenture trustee

         Exhibit 4.7 Form of 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due December 1, 2045, included in Exhibit 4.6 hereto

         Exhibit 4.8 Guarantee Agreement, dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as guarantee trustee

         Exhibit 4.9 Amended and Restated Declaration of Trust, dated November 22, 2005, among the Company, The Stanley Works Capital Trust I (the "Trust), HSBC Bank USA, as property trustee and as Delaware trustee and the administrative trustees party thereto

         Exhibit 4.10 Form of 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (liquidation amount $1,000 per preferred security), included in Exhibit 4.9 hereto

         Exhibit 4.11 Registration Rights Agreement, dated November 22, 2005, between the Company, the Trust and Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the initial purchasers

         Exhibit 99.1              Press Release, dated November 22, 2005


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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005
                                            The Stanley Works


                                            By: /s/ BRUCE H. BEATT
                                               -------------------
                                            Bruce H. Beatt
                                            Vice President, General Counsel and
                                            Secretary

                                 EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

         Exhibit 4.5               Indenture, dated November 22, 2005,
                                   between The Stanley Works (the "Company") and HSBC Bank USA, National Association, as indenture trustee

         Exhibit 4.6 First Supplemental Indenture, dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as indenture trustee

         Exhibit 4.7 Form of 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due December 1, 2045, included in Exhibit 4.6 hereto

         Exhibit 4.8 Guarantee Agreement, dated November 22, 2005, between the Company and HSBC Bank USA, National Association, as guarantee trustee

         Exhibit 4.9 Amended and Restated Declaration of Trust, dated November 22, 2005, among the Company, The Stanley Works Capital Trust I (the "Trust), HSBC Bank USA, as property trustee and as Delaware trustee and the administrative trustees party thereto

         Exhibit 4.10 Form of 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (liquidation amount $1,000 per preferred security), included in Exhibit 4.9 hereto

         Exhibit 4.11 Registration Rights Agreement, dated November 22, 2005, between the Company, the Trust and Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the initial purchasers

         Exhibit 99.1              Press Release, dated November 22, 2005